Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sustainable Petroleum Group Inc. (the “Company”) on Form 10-Q for the period ending November 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dr. Philip Grothe, Chief Executive Officer of the Company and a member of the Board of Directors, certify, pursuant to 18 U.S.C.s §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dr. Philip Grothe
Dr. Philip Grothe
Chief Executive Officer
January 18, 2017

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sustainable Petroleum Group Inc. (the “Company”) on Form 10-Q for the period ending November 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Suha Hächler, Chief Financial Officer of the Company and a member of the Board of Directors, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Suha Hächler
Suha Hächler
Chief Financial Officer
January 18, 2017